UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	February 27, 2014

USAA Acceptance, LLC

(Depositor)

USAA Auto Owner Trust 2014-1

(Issuing Entity)

Delaware

(State or Other Jurisdiction of Incorporation)

333-184646	71-0898378
(Commission File Number)	(Registrant’s I.R.S. Employer Identification No.)

9830 Colonnade Blvd., Suite 600 San Antonio, Texas	78230
(Address of Principal Executive Offices)	(Zip Code)

(210) 498-0029

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the public issuance of the Class A-1 0.19000% Auto Loan Asset Backed Notes, the Class A-2 0.38% Auto Loan Asset Backed Notes, Class A-3 0.58% Auto Loan Asset Backed Notes, Class A-4 0.94% Auto Loan Asset Backed Notes and the Class B 1.34% Auto Loan Asset Backed Notes (the “Notes”) by USAA Auto Owner Trust 2014-1 described in the Prospectus Supplement dated February 25, 2014.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit

No.	Document Description

5.1	Opinion of Mayer Brown LLP dated as of February 27, 2014 with respect to legality matters
8.1	Opinion of Mayer Brown LLP dated as of February 27, 2014 with respect to tax matters

2	Form 8-K re: legality opinion and federal tax opinion

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 27, 2014	USAA AUTO OWNER TRUST 2014-1

	By:	USAA Federal Savings Bank, as Servicer

	By:	/s/ Michael J. Broker
	Name:	Michael J. Broker
	Title:	Vice President

S-1	Opinion 8-K